SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        December 29, 2004
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.      Entry into a Material Definitive Agreement.
Item 5.02(b).   Departure of Principal Officer.
Item 5.02(c).   Appointment of Principal Officer.

On December 29, 2004, Mr. Joe D. Cecil, Vice President and Comptroller, announced his decision to retire from Unocal Corporation ("Unocal") and its wholly-owned subsidiary, Union Oil Company of California ("Union Oil"), effective April 1, 2005. Mr. Cecil has served the company in various capacities for over 33 years. In consideration of Mr. Cecil's continued services to Unocal and Union Oil during a transition period through March 31, 2005 and his availability thereafter through March 31, 2006 to respond to any company inquiries, Union Oil and Mr. Cecil entered into a retention payment agreement (attached to this report as Exhibit 10.1) on December 29, 2004, whereby Mr. Cecil is entitled to a retention payment on April 1, 2005 pursuant to the terms and conditions of the agreement.

Mr. John A. Briffett, currently Assistant Comptroller of Unocal and Union Oil, is expected to assume the position of Vice President and Comptroller of Unocal and Union Oil, effective April 1, 2005. Mr. Briffett, age 58, has served in a variety of finance and accounting positions since joining the company in 1969. In 1995, he became Assistant Comptroller. In 1996, he became Assistant to the President. In 1997, he became Assistant Treasurer. In 1998, he resumed his current position as Assistant Comptroller. Mr. Briffett has not entered into any employment agreement in connection with his appointment as Vice President and Comptroller.

Item 9.01  Financial Statements & Exhibits.

(c) Exhibit 10.1 - Retention Payment Agreement, dated as of December 29, 2004, by and between Union Oil Company of California and Mr. Joe D. Cecil.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              UNOCAL CORPORATION
                                                 (Registrant)




Date:  December 30, 2004                      By:  /s/ Terry G. Dallas
                                              -------------------------------
                                              Terry G. Dallas
                                              Executive Vice President and
                                              Chief Financial Officer

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